Exhibit 10.7

PARENT GUARANTY

PARENT GUARANTY dated as of October 4, 2010 (this “Guaranty”) made by Vera Bradley, Inc., an Indiana corporation (the “Guarantor”) in favor of JPMorgan Chase Bank, N.A., in its capacity as administrative agent (the “Administrative Agent”) under the Credit Agreement referred to below for the benefit of the Administrative Agent, the Collateral Agent, the Lenders and their Affiliates to the extent provided below.

WITNESSETH:

WHEREAS, Vera Bradley Designs, Inc., an Indiana corporation (the “Borrower”), the Administrative Agent and certain other financial institutions are contemporaneously herewith entering into the Amended and Restated Credit Agreement dated as of the date hereof (as the same may be amended, supplemented or otherwise modified and/or restated from time to time, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Lenders (as defined therein) to the Borrower. Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them by the Credit Agreement;

WHEREAS, it is a condition precedent to the extension of credit by the Lenders under the Credit Agreement that the Guarantor executes and delivers this Guaranty whereby the Guarantor shall guarantee the payment when due of all Liabilities (as defined below); and

WHEREAS, in order to (a) induce the Lenders and the Administrative Agent to enter into the Credit Agreement and extend credit thereunder, (b) induce the Lenders and their Affiliates to enter into one or more Swap Agreements permitted by the Credit Agreement (such agreements, as from time to time amended, supplemented or otherwise modified, being the “Covered Swap Agreements”) and (c) to induce the Lenders and their Affiliates to enter into one or more Banking Service Agreements (as defined in the Security Agreement), the Guarantor is willing to guarantee the obligations of the Borrower under the Credit Agreement, any Note issued thereunder, the other Credit Documents, the Covered Swap Agreements and the Banking Services Agreements (all of the foregoing agreements or arrangements being the “Facilities” and any writing evidencing, supporting or securing a Facility, including but not limited to this Guaranty, as such writing may be amended, supplemented or otherwise modified from time to time, being a “Facility Document”).

NOW THEREFORE, in order to induce the Guaranteed Parties (as defined below) to enter into or extend or continue credit or give financial accommodation under the Facilities, the Guarantor agrees as follows:

Section 1. Guaranty of Payment. The Guarantor unconditionally and irrevocably guarantees to each of the Administrative Agent, the Collateral Agent, the Lenders and each of their Affiliates party to a Covered Swap Agreement or a Banking Services Agreement (individually, a “Guaranteed Party”, and collectively, the “Guaranteed Parties”) the punctual payment of all sums now owing or which may in the future be owing by the Borrower under the Facility Documents, when the same are due and payable, whether on demand, at stated maturity, by acceleration or otherwise, and whether for principal, interest, fees, expenses, indemnification or otherwise (all of the foregoing sums being the “Liabilities”). The Liabilities include, without limitation, interest accruing after the commencement of a proceeding under bankruptcy, insolvency or similar laws of any jurisdiction at the rate or rates provided in the Facility Documents. Upon the failure by the Borrower to pay punctually any Liability, the Guarantor agrees that it shall forthwith upon demand pay to the Administrative Agent for the benefit of the applicable Guaranteed Parties (or in the case of amounts owing under a Covered Swap Agreement or a Banking Services Agreement, to the applicable Guaranteed Party) the amount not so paid at the place and in the manner specified in the relevant Facility Document. This Guaranty is a guarantee of payment and not of collection only. The Guaranteed Parties shall not be required to exhaust any right or remedy or take any action against the Borrower or any other person or entity or any collateral. The Guarantor agrees that, as between the Guarantor and the Guaranteed Parties, the Liabilities may be declared to be due and payable for the purposes of this Guaranty notwithstanding any stay, injunction or other prohibition which may prevent, delay or vitiate any declaration as regards the Borrower and that in the event of a declaration or attempted declaration, the Liabilities shall immediately become due and payable by the Guarantor for the purposes of this Guaranty.

Section 2. Guaranty Absolute. The Guarantor guarantees that the Liabilities shall be paid strictly in accordance with the terms of the Facility Documents. The liability of the Guarantor under this Guaranty is absolute and unconditional irrespective of: (a) any change in the time, manner or place of payment of, or in any other term of, all or any of the Facility Documents or Liabilities, or any other amendment or waiver of or any consent to departure from any of the terms of any Facility Document or Liability, including any increase or decrease in the rate of interest thereon; (b) any release or amendment or waiver of, or consent to departure from, any other guarantee or support document, or any exchange, release or non-perfection of any collateral, for all or any of the Facility Documents or Liabilities; (c) any present or future law, regulation or order of any jurisdiction (whether of right or in fact) or of any agency thereof purporting to reduce, amend, restructure or otherwise affect any term of any Facility Document or Liability; (d) without being limited by the foregoing, any lack of validity or enforceability of any Facility Document or Liability; and (e) any other setoff, defense or counterclaim whatsoever (in any case, whether based on contract, tort or any other theory) with respect to the Facility Documents or the transactions contemplated thereby which might constitute a legal or equitable defense available to, or discharge of, the Borrower or the Guarantor.

Section 3. Guaranty Irrevocable. This Guaranty is a continuing guarantee of the payment of all Liabilities now or hereafter existing under the Facility Documents and shall remain in full force and effect until payment in full of all Liabilities and other amounts payable under this Guaranty and until the Facility Documents are no longer in effect.

Section 4. Reinstatement. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Liabilities is rescinded or must otherwise be returned by any Guaranteed Party on the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though the payment had not been made.

Section 5. Subrogation. The Guarantor shall not exercise any rights which it may acquire by way of subrogation, by any payment made under this Guaranty or otherwise, until all the Liabilities have been paid in full and the Facility Documents are no longer in effect. If any amount is paid to the Guarantor on account of subrogation rights under this Guaranty at any time when all the Liabilities have not been paid in full, the amount shall be held in trust by the Guarantor for the benefit of the Guaranteed Parties and shall be promptly paid to the Administrative Agent for the benefit of the Guaranteed Parties to be credited and applied to the Liabilities, whether matured or unmatured or absolute or contingent, in accordance with the terms hereof and of the Facility Documents. If the Guarantor makes payment to the Guaranteed Parties of all or any part of the Liabilities and all the Liabilities are paid in full and the Facility Documents are no longer in effect, the applicable Guaranteed Party shall, at the Guarantor’s request, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Liabilities resulting from such payment.

Section 6. Subordination. Without limiting the Guaranteed Parties’ rights under any other agreement, any liabilities owed by the Borrower to the Guarantor in connection with any extension of credit or financial accommodation by the Guarantor to or for the account of the Borrower, including but not limited to interest accruing at the agreed contract rate after the commencement of a bankruptcy or similar proceeding, are hereby subordinated to the Liabilities, and such liabilities of the Borrower to the Guarantor, if the Administrative Agent so requests, shall be collected, enforced and received by the Guarantor as trustee for the Guaranteed Parties and shall be paid over to the Administrative Agent for the benefit of the Guaranteed Parties on account of the Liabilities but without reducing or affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.

Section 7. Payments Generally. All payments by the Guarantor hereunder shall be made in the manner, at the place and in the currency (the “Payment Currency”) required by the applicable Facility Document; provided, however, that (if the Payment Currency is other than dollars) the Guarantor may, at its option (or, if for any reason whatsoever the Guarantor is unable to effect payments in the foregoing manner, the Guarantor shall be obligated to) pay to the applicable Guaranteed Party at its principal office the equivalent amount in dollars as reasonably determined by the applicable Guaranteed Party. In any case in which a Guarantor makes or is obligated to make payment in dollars, the Guarantor shall hold the applicable Guaranteed Party harmless from any loss incurred by it arising from any change in the value of dollars in relation to the Payment Currency between the date the Liability becomes due and the date the Guaranteed Party is actually able, following the conversion of the dollars paid by the Guarantor into the Payment Currency and remittance of such Payment Currency to the place where such Liability is payable, to apply such Payment Currency to such Liability.

Section 8. Certain Taxes. The Guarantor further agrees that all payments to be made hereunder shall be made without setoff or counterclaim and free and clear of, and without deduction for, any taxes, levies, imposts, duties, charges, fees, deductions, withholdings or restrictions or conditions of any nature whatsoever now or hereafter imposed, levied, collected, withheld or assessed by any country or by any political subdivision or taxing authority thereof or therein (“Taxes”). If any Taxes are required to be withheld from any amounts payable to a Guaranteed Party hereunder, the amounts so payable to such Guaranteed Party shall be increased to the extent necessary to yield to such Guaranteed Party (after payment of all Taxes) the amounts payable hereunder in the full amounts so to be paid. Whenever any such Tax is withheld and paid by the Guarantor, as promptly as possible thereafter, the Guarantor shall send the Administrative Agent an official receipt showing payment thereof, together with such additional documentary evidence as may be reasonably required from time to time by the Administrative Agent or such Guaranteed Party.

Section 9. Representations and Warranties. The Guarantor represents and warrants that: (a) the execution, delivery and performance of this Guaranty by the Guarantor (i) are within the Guarantor’s corporate or other organizational powers and have been duly authorized by all necessary corporate or limited liability company and, if required, stockholder or similar action on the part of the Guarantor, (ii) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (iii) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Guarantor or any of its Subsidiaries or any order of any Governmental Authority and (iv) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Guarantor or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Guarantor or any of its Subsidiaries; (b) this Guaranty has been duly executed and delivered by the Guarantor and constitutes the legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and (c) in executing and delivering this Guaranty, the Guarantor has (i) without reliance on any Guaranteed Party or any information received from any Guaranteed Party and based upon such documents and information it deems appropriate, made an independent investigation of the transactions contemplated hereby and the Borrower, the Borrower’s business, assets, operations, prospects and condition, financial or otherwise, and any circumstances which may bear upon such transactions, the Borrower or the obligations and risks undertaken herein with respect to the Liabilities; (ii) adequate means to obtain from the Borrower on a continuing basis information concerning the Borrower; (iii) has full and complete access to the Facility Documents and any other documents executed in connection with the Facility Documents; and (iv) not relied and will not rely upon any representations or warranties of any Guaranteed Party not embodied herein or any acts heretofore or hereafter taken by any Guaranteed Party (including but not limited to any review by any Guaranteed Party of the affairs of the Borrower). The Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by the Guarantor on the date of this Guaranty and on the date of each Borrowing and each issuance request with respect to each Letter of Credit requested under the Credit Agreement.

Section 10. Application of Payments. All payments received by the Administrative Agent hereunder shall be applied by the Administrative Agent to payment of the Liabilities in the manner set forth in Section 9.16 of the Credit Agreement.

Section 11. Remedies Generally. The remedies provided in this Guaranty are cumulative and not exclusive of any remedies provided by law.

Section 12. Setoff. The Guarantor agrees that, in addition to (and without limitation of) any right of setoff, banker’s lien or counterclaim the Guaranteed Parties may otherwise have, each Guaranteed Party shall be entitled, at its option, to offset balances (general or special, time or demand, provisional or final) held by it for the account of the Guarantor at any of such Guaranteed Party’s offices, in dollars or in any other currency, against any amount payable by the Guarantor under this Guaranty which is not paid when due (regardless of whether such balances are then due to the Guarantor), in which case it shall promptly notify the Guarantor thereof; provided that the Guaranteed Parties’ failure to give such notice shall not affect the validity thereof.

Section 13. Formalities. The Guarantor waives presentment, notice of dishonor, protest, notice of acceptance of this Guaranty or incurrence of any Liability and any other formality with respect to any of the Liabilities or this Guaranty.

Section 14. Amendments and Waivers. No amendment or waiver of any provision of this Guaranty, nor consent to any departure by the Guarantor therefrom, shall be effective unless it is in writing and signed by the Administrative Agent, and then the waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of any Guaranteed Party to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver or preclude any other or further exercise thereof or the exercise of any other right.

Section 15. Expenses. The Guarantor shall reimburse the Guaranteed Parties on demand for all reasonable out-of-pocket costs, expenses and charges (including without limitation fees and charges of external legal counsel) incurred by such Guaranteed Parties in connection with the enforcement of this Guaranty. The obligations of the Guarantor under this Section shall survive the termination of this Guaranty.

Section 16. Assignment. This Guaranty shall be binding on, and shall inure to the benefit of, the Guarantor, each Guaranteed Party and their respective successors and assigns; provided that the Guarantor may not assign or transfer its rights or obligations under this Guaranty. Without limiting the generality of the foregoing, each Guaranteed Party may assign, sell participations in or otherwise transfer its rights under the Facility Documents in accordance with the terms thereof to any other Person, and the other Person shall then become vested with all the rights granted to the Guaranteed Parties in this Guaranty or otherwise.

Section 17. Captions. The headings and captions in this Guaranty are for convenience only and shall not affect the interpretation or construction of this Guaranty.

Section 18. Governing Law, Etc. This Guaranty shall be construed in accordance with the law of the State of New York. The Guarantor acknowledges and agrees that the provisions of Sections 9.09(b), (c) and (d) and Section 9.10 of the Credit Agreement shall be applicable hereto and are incorporated herein by reference mutatis mutandis.

Section 19. Integration; Effectiveness. This Guaranty alone sets forth the entire understanding of the Guarantor and the Guaranteed Parties relating to the guarantee of the Liabilities and constitutes the entire contract between the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Guaranty shall become effective when it shall have been executed and delivered by the Guarantor to the Administrative Agent. Delivery of an executed signature page of this Guaranty by telecopy or electronic communication shall be effective as delivery of a manually executed signature page of this Guaranty.

Section 20. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. Notices to the Guarantor shall be sent to it in care of the Borrower at the Borrower’s address specified in the Credit Agreement or at such other address as the Guarantor may specify in a writing delivered to the Administrative Agent in the manner specified by Section 9.01 of the Credit Agreement.

[signature page follows]

IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its authorized officer as of the date first above written.

VERA BRADLEY, INC.

By: /s/ Michael C. Ray
Name: Michael C. Ray
Title: Chief Executive Officer

[Signature Page to Parent Guaranty]